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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2023

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 21, 2023, Generation Income Properties, Inc. (the “Company”), through its operating partnership Generation Income Properties L.P. (the “Operating Partnership”), amended and restated its previously disclosed Secured Promissory Note, dated October 14, 2022 (the "Note"), payable to Brown Family Enterprises, LLC ("Lender"), and the related Security Agreement with the Lender, dated October 14, 2022 (the “Security Agreement”), to reflect an increase in the Note and the loan evidenced thereby (the “Loan”) from $1.5 million to $5.5 million and extend the maturity date thereof from October 14, 2024 to October 14, 2026. Except for the increase in the amount of the Loan and Note and the extension of the maturity date thereof, no changes were made to the original Note and Security Agreement.

The foregoing summary of the terms and conditions of the Amended and Restated Promissory Note and the Amended and Restated Security Agreement with Lender does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, which are attached as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Amended and Restated Secured Promissory Note dated July 21, 2023
10.2	Amended and Restated Security Agreement dated July 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: July 26, 2023	By:	/s/ Allison Davies
Allison Davies
Chief Financial Officer